Summary Prospectus Supplement	March 27, 2013

Putnam Absolute Return 500 Fund Summary Prospectus dated February 28, 2013

The section Your fund’s management is supplemented to reflect that the fund’s portfolio managers are now James Fetch, Robert Kea, Joshua Kutin, Robert Schoen and Jason Vaillancourt.

Each of Messrs. Fetch, Kea, Schoen and Vaillancourt is now a Co-Head of Global Asset Allocation.

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